UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

BLANKINSHIP FUNDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

Blankinship Value Fund

A Series of Blankinship Funds, Inc.

1210 South Huntress Court

McLean, VA  22102

703 356 6121

800 240 9631

April 19, 2005

NOTICE OF ANNUAL MEETING TO BE HELD ON APRIL 29, 2005

Notice is hereby given that an Annual Meeting of Shareholders of the Blankinship Value Fund, a series of Blankinship Funds, Inc., will be held April 29, 2005, at 10:00 AM.  This meeting will be conducted at the office of Blankinship Funds, Inc., located at 1210 South Huntress Court, McLean, VA 22102 for the following purposes:

1 - To elect three directors to serve until the next Annual Meeting or until their successors are elected and qualified.

2 - To ratify the appointment of Sanville & Company, Certified Public Accountants, as the Fund's independent accountants for the fiscal year ending October 31, 2005.

3 - To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The close of business April 18, 2005 has been fixed as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY. PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.

Enclosed herewith is a Notice of Annual Meeting of Shareholders of the Blankinship Value Fund, a series of Blankinship Funds, Inc., (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund.  The Proxy may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the Annual Meeting.  Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date, and return it.  The cost of soliciting Proxies will be borne by the Adviser.

The Fund has only one class of capital stock, and all shares have equal voting rights. On April 18, 2005, the date of record, there were 50,325.846 shares outstanding.  In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

The Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request.  Requests should be made to the following address or phone number:

Blankinship Funds, Inc.

1210 South Huntress Court

McLean, VA  22102

(800) 240-9631

ELECTION OF DIRECTORS

There are three (3) nominees listed below who consent to serve as directors, if so elected.  The names, ages, principal occupations of the directors along with their shareholdings of the Fund are as follows:

Independent Directors

Alexander J. Falk, Jr. is 67 years old.  He is a retired executive of Verizon Communications.  He has been a Director since the Fund’s inception on January 16, 2004.  Mr. Falk is not a director for any other public companies.

Barbara A. Stewart, Ph.D. is 78 years old.  She is a retired professor of history at George Mason University.  She has been a director since January 28, 2005.  Dr. Stewart is not a director for any other public companies.

Interested Directors

Rex Blankinship, Ph.D., CPA is 50 years old.  He is President of Blankinship Funds, Inc. and President of Blankinship Corporation, the Investment Adviser.  He has been a director since the Fund’s inception on January 16, 2004, and is currently Chairman of the Board.  Dr. Blankinship is not a director for any other public companies.

Name

Dollar Range of

Equity Securities Owned

as of 4/18/05

Independent Directors

Alexander J. Falk, Jr.

$10,001-$50,000

Barbara A. Stewart, Ph.D.

Over $100,000

Interested Directors*

Rex Blankinship, Ph.D., CPA*

Over $100,000

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940.  Rex Blankinship is an interested person because he is President and the owner of the Fund's Investment Adviser, Blankinship Corporation.

The Blankinship Value Fund is currently the only series (fund) of Blankinship Funds, Inc.

Shareholders have one vote, per each share they own, for each of the three directors.  All Proxies returned to the Fund, except those specifically marked to indicate abstention will be cast for the nominees listed above.  A majority of the votes cast, when a quorum is present, will be required to elect each director.

The Fund does not currently have an audit committee.

REMUNERATION OF DIRECTORS AND OFFICERS

The Fund has not made any payments to directors, or provided any retirement benefits, and has no immediate plans to do so.  The Fund may establish fees for directors after it has increased in size.  However, Rex Blankinship will not receive director’s fees as long as his firm acts as the Investment Adviser because he receives benefit from the investment advisory fees.

ADMINISTRATOR AND UNDERWRITER

The Fund acts as its own Administrator and Underwriter.

INVESTMENT ADVISER

Blankinship Corporation is the Investment Adviser to the Fund.  Its office is located at 1210 South Huntress Court, McLean, VA  22102.

LITIGATION

As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, Sanville & Company, CPA's, to audit and certify financial statements of the Fund for the year ended October 31, 2005.  In connection with the audit function, Sanville & Company will review the Fund's Annual Report to Shareholders and the Fund's related filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors.  As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Sanville & Company.  No partners of Sanville & Company have any direct or indirect financial interest in the Fund.  During the fiscal year ended October 31, 2004, and up to the date of this Notice, Sanville & Company has not provided any non-auditing services to the Fund.

A representative of Sanville & Company will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting.  Such requests should be directed to the president of the Fund.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above.  Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

SHAREHOLDER PROPOSALS FOR FUTURE MEETINGS

Since Blankinship Funds does not normally hold an annual meeting of shareholders, or special meetings, unless called by the Board of Directors, shareholders wishing to submit proposals that are intended to be presented at any future shareholder meeting should submit the proposal(s) in writing to the Secretary of Blankinship Funds, Inc., 1210 South Huntress Court, McLean, VA  22205.

Submission of a proposal by shareholders does not guarantee its inclusion in a Proxy Statement.  For example, any shareholder proposal received within 90 days of the next shareholder meeting will not be included in the Proxy Statement of that Meeting.  Blankinship Funds, Inc. is not obligated to call a special meeting to consider any proposal that is substantially the same as a matter acted upon at any special meeting in the preceding twelve months, unless requested by holders of a majority of all shares entitled to vote at such meeting

PROXY – SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

An Annual Meeting of Shareholders of the Blankinship Value Fund, a series of Blankinship Funds, Inc., will be held April 29, 2005, at 10 AM at 1210 South Huntress Court, McLean, VA  22102.  The undersigned hereby appoints Rex Blankinship as proxy to represent and to vote all shares of the undersigned at the Annual Meeting of Shareholders and all adjournments thereof, with all powers the undersigned would posses if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED:  IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY WILL VOTE AT HIS DISCRETION ON THE

FOLLOWING MATTERS AND ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on item #1.

1. Election of Directors

        ____ FOR all nominees except as marked to the contrary below.

        ____ WITHHOLD AUTHORITY to vote for all nominees.

To withhold authority to vote for nominees, strike a line through their name(s)

Alexander J. Falk, Jr.

Barbara A. Stewart

Rx Blankinship

The Board of Directors recommends that you vote FOR on item #2.

2.  Proposal to ratify the selection of Sanville & Company, by the Board of Directors, as the Fund's independent public accountants for the fiscal year ending October 31, 2005.

        ____ FOR         ____AGAINST         ____ABSTAIN

Please mark, date, sign, & return this proxy page promptly in the enclosed envelope.

For joint registrations, both parties should sign.

Shareholder Acct No:

Share Balance as of 4/19/05 =

Name

Address

_______________________________________

Shareholder's Signature

______________________________________

Joint Shareholder’s Signature

Dated April _____, 2005